UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/24/2012

Oak Ridge Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-52640

North Carolina	20-8550086
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2211 Oak Ridge Road
P.O. Box 2
Oak Ridge, North Carolina 27310
(Address of principal executive offices, including zip code)

(336) 644-9944
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02(b)

On January 24, 2012, Herbert M. Cole notified the Oak Ridge Financial Services, Inc.'s Board of Directors of his resignation from the Board of Directors effective January 31, 2012.

Item 9.01.    Financial Statements and Exhibits

Exhibit 17.1            Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oak Ridge Financial Services, Inc.

Date: January 24, 2012	By:	/s/ Ronald O. Black
Ronald O. Black
President and CEO

EXHIBIT INDEX

Exhibit No.	Description
EX-17.1	Resignation Letter